Exhibit 10.23.2
FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of the __26___ day of __July____, 2011, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Borrower"), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the "Parent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, EUROHYPO AG, NEW YORK BRANCH, a German banking corporation (assignee of CommerzBank AG, New York and Grand Cayman Branches), PNC BANK, NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association, BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, UNION BANK, N.A., a national banking association, JPMORGAN CHASE BANK, N.A., a national banking association (assignee of Aareal Capital Corporation), ROYAL BANK OF CANADA, a _______________, and BRANCH BANKING & TRUST CO., a _______________(hereinafter referred to individually as a "Lender" and collectively as the "Lenders") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the "Agent").

W I T N E S S E T H:

WHEREAS, Borrower, Parent, Lenders and Agent entered into that certain Seventh Amended and Restated Credit Agreement dated as of September 28, 2009 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend to Borrower a revolving credit facility (the "Credit Facility") in the aggregate principal amount of up to Five Hundred Twenty-Five Million and No/100 Dollars ($525,000,000.00) at any one time outstanding; and

WHEREAS, Borrower, Parent, Lenders and Agent desire to modify and amend the Credit Agreement in order to modify certain financial covenants set forth in the Credit Agreement and for the other purposes set forth herein, as more particularly set forth herein.

NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders and Agent do hereby covenant and agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2. Adjusted Asset Value.  The first paragraph of the definition of "Adjusted Asset Value" contained in Section 1.1 of the Credit Agreement, which did read:

""Adjusted Asset Value" means, as of a given date, the sum of EBITDA attributable to malls, power centers and all other assets for the trailing 4 quarters most recently ended, divided by (x) prior to December 31, 2011, seven percent (7%), or (y) from and after December 31, 2011, eight percent (8%).  In determining Adjusted Asset Value:"

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

""Adjusted Asset Value" means, as of a given date, the sum of EBITDA attributable to malls, power centers and all other assets for the trailing 4 quarters most recently ended, divided by seven and one-half percent (7.5%).  In determining Adjusted Asset Value:"

3. Applicable Margin.  The chart contained in the definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement, which did read:

"	Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
	1	Less than 0.50 to 1.00	3.25%
	2	Greater than or equal to 0.50 to1.00 but less than 0.55 to 1.00	3.75%
	3	Greater than or equal to 0.55 to1.00 but less than 0.60 to 1.00	4.00%
	4	Greater than or equal to 0.60 to 1.00	4.25%	"

is hereby deleted in its entirety, and the following chart is hereby inserted in lieu thereof:

"	Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
	1	Less than 0.50 to 1.00	2.00%
	2	Greater than or equal to 0.50 to1.00 but less than 0.55 to 1.00	2.50%
	3	Greater than or equal to 0.55 to1.00 but less than 0.60 to 1.00	2.75%
	4	Greater than or equal to 0.60 to 1.00	3.00%	"

Accordingly, the parties acknowledge and agree that from and after the date hereof the Applicable Margin shall be 2.75%, based on Borrower's Ratio of Total Liabilities to Gross Asset Value, as of the date hereof, being greater than or equal to 0.55 to 1.00 but less than 0.6 to 1.00 (with the Applicable Margin to adjust from time to time from and after the date hereof in accordance with the Credit Agreement).

4. LIBOR.  The definition of "LIBOR" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the clause "; provided, however, LIBOR shall not be less than one and one-half percent (1.50%)" therefrom.

5. Loan Party.

(a)           The definition of Loan Party is hereby amended by adding the following as the third sentence thereof:

"For purposes of clarity, any Person which is a Loan Party solely by virtue of having guaranteed all or a portion of the Obligations and/or having pledged Collateral to secure all or a portion of the obligations shall cease to be a Loan Party upon the release of all of such Collateral and/or the release of such Person from all of its obligations under such guaranty."

(b)           As of the date of this First Amendment, the Loan Parties, in addition to Borrower, are the Persons listed on Schedule 1.1 attached hereto.

6. Maturity Date.

(a)           The definition of "Maturity Date" contained in Section 1.1 of the Credit Agreement, which did read:

""Maturity Date" means February 26, 2012, as such date may be extended pursuant to Section 2.12."

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

""Maturity Date" means February 26, 2014, as such date may be extended pursuant to Section 2.12."

(b)           Borrower shall continue to have the right to an extension of the Maturity Date pursuant to, and subject to satisfaction of the conditions set forth in, Section 2.12 of the Credit Agreement.

(c)           Section 3.5(d) of the Credit Agreement is hereby amended by deleting the words and figures "0.35 percent (0.35%)" therefrom and inserting the words and figures "0.25 percent (0.25%)" in lieu thereof.

7. Accordion; Increase in Commitments.

(a)           The following Section 2.16 is hereby inserted immediately following Section 2.15 of the Credit Agreement:

Section 2.16.  Increase in Commitments.

The Borrower shall have the right to request increases in the aggregate amount of the Commitments by providing notice to the Agent; provided, however, that after giving effect to any such increases the aggregate amount of the Commitments shall not exceed $625,000,000.  Each such increase in the Commitments must be an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof.  The Agent shall promptly notify each Lender of any such request.  No Lender shall be obligated in any way whatsoever to increase its Commitment.  If a new Lender becomes a party to this Agreement, or if any existing Lender agrees to increase its Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, increases its Commitment) (and as a condition thereto) purchase from the other Lenders its Commitment Percentage (determined with respect to the Lenders’ relative Commitments and after giving effect to the increase of Commitments) of any outstanding Loans, by making available to the Agent for the account of such other Lenders, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Loans to be purchased by such Lender plus (B) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Loans.  The Borrower shall pay to the Lenders amounts payable, if any, to such Lenders under Section 5.4. as a result of the prepayment of any such Loans.  No increase of the Commitments may be effected under this Section unless (x) no Default or Event of Default is in existence on the effective date of such increase, (y) the Borrower can demonstrate to the reasonable satisfaction of the Agent that, after giving effect to such increase, the Borrower will be in compliance with Section 10.1. and (z) all representations and warranties made or deemed made by the Borrower, any other Loan Party or the Parent, in any Loan Document to which such Person is a party are (and will be) materially true and correct on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder.  In connection with any increase in the aggregate amount of the Commitments pursuant to this Section (a) any Lender becoming a party hereto shall execute such documents and agreements as the Agent may reasonably request, (b) the Agent shall make appropriate arrangements so that the Borrower executes and delivers (which the Borrower agrees to do) a new or replacement Note, as appropriate, in favor of each new Lender, and any existing Lender increasing its Commitment, in the amount of such Lender’s Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of Commitments and (c) the Borrower shall, and shall cause each Subsidiary that owns any Collateral Property, to execute such documents, instruments and agreements as the Agent may reasonably deem necessary or appropriate to preserve, protect, or maintain the priority of, any Lien purported to be granted under any of the Collateral Documents.

(b)           The following definition is inserted in Section 1.1 immediately after the definition of "Commitment":

""Commitment Percentage" as to each Lender, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Commitment to (b) the aggregate amount of the Commitments of all Lenders hereunder."

8. Litigation.  Borrower warrants and represents that Schedule 7.1(i) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

9. Conditions Precedent.  Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

(a)           counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

(b)           Acknowledgements and Consents executed by the Parent and each Guarantor (collectively, the "Guarantor Consents"), consenting to this Amendment and the transactions contemplated hereby;

(c)           amendments to each Security Deed (collectively, the "Security Deed Amendments"), to reflect the extension of the Maturity Date;

(d)           a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying that, except as stated therein, (i) the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since September 28, 2009; (ii) the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since September 28, 2009; (iii) attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or Borrower are hereinafter collectively referred to as the "Borrower Amendment Documents"); and (iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

(e)           a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying that, except as stated therein, (i) the Partnership Agreements, Certificates of Limited Partnership, Articles of Incorporation, Articles of Organization, Bylaws and other organizational documents of each Loan Party owning a Collateral Property have not been modified since September 28, 2009; (ii) attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of each Loan Party owning a Collateral Property, the Security Deed Amendments, Guarantor Consents and the other instruments, documents or agreements executed and delivered by or on behalf of such Loan Parties in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or any Loan Party are hereinafter collectively referred to as the "Loan Party Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Loan Party Amendment Documents to which any Loan Party is a party;

(f)           a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying that, except as stated therein, (i) the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since September 28, 2009 (or attaching copies of any such amendments); (ii) attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc., Borrower or any Subpartnership are hereinafter collectively referred to as the "Properties Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

(g)           the opinions of Borrower's counsel, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

(h)           payment to Agent, for the benefit of Lenders, of all fees due in connection with this Amendment.

Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

10. Representations and Warranties; No Default.  Borrower hereby represents and warrants to the Agent and the Lenders that:

(a)           all of Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of Borrower's execution of this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder;

(b)           no Default or Event of Default has occurred and is continuing as of the date of Borrower's execution of this Amendment under any Loan Document;

(c)           Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

(d)           the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

(e)           the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

(f)           this Amendment, the Security Deed Amendments, the Guarantor Consents, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

11. Expenses.  Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, the Borrower Amendment Documents, the Loan Party Amendment Documents, and the Properties Amendment Documents.

12. Defaults Hereunder.  The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

13. References.  All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

14. Limitation of Agreement.  Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

15. Counterparts.  To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

16. Further Assurances.  Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

17. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

18. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Seventh Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CBL Holdings I, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John N. Foy
	Name:	John N. Foy
	Title:	Vice Chairman of the Board and Chief Financial Officer

PARENT:

CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation, solely for the limited purposes set forth in Section 13.22 of the Credit Agreement.

By:	CBL Holdings I, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John N. Foy
	Name:	John N. Foy
	Title:	Vice Chairman of the Board and Chirf Financial Officer

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[Signature Page to First Amendment to Seventh Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Kerry Richards
Name:	Kerry Richards
Title:	Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Seventh Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christopher Morrissey
Name:	Christopher Morrissey
Title:	Assistant Vice-President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Seventh Amended and Restated Credit Agreement]

EUROHYPO AG, NEW YORK BRANCH

By:	/s/ Jo Hastings
Name:	Jo Hastings
Title:	Vice President

By:	/s/ John Hayes
Name:	John Hayes
Title:	Director

[Signatures Continued on Following Page]

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PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew T. White
Name:	Andrew T. White
Title:	Senior Vice President

[Signatures Continued on Following Page]

[Signature Page to First Amendment to Seventh Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Michael P. Szuba
Name:	Michael P. Szuba
Title:	Vice President

[Signatures Continued on Following Page]

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BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Dawson W. Granade
Name:	Dawson W. Granade
Title:	Senior Vice President

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UNION BANK N.A.

By:	/s/ Robert J. Ryan, Jr.
Name:	Robert J. Ryan, Jr.
Title:	Vice President

[Signatures Continued on Following Page]

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Elizabeth R. Johnson
Name:	Elizabeth R. Johnson
Title:	Vice President

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ROYAL BANK OF CANADA

By:	/s/ Juan Flores
Name:	Juan Flores
Title:	Authorized Signatory

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BRANCH BANKING & TRUST CO.

By:	/s/ Ahaz A. Armstrong
Name:	Ahaz A. Armstrong
Title:	Assistant Vice President

[End of Signatures]

SCHEDULE 1.1

List of Loan Parties in Addition to Borrower

CBL Holdings I, Inc., a Delaware corporation
CBL & Associates Properties, Inc., a Delaware corporation
Georgia Square Partnership, a Georgia limited partnership
Georgia Square Associates, Ltd., a Georgia limited partnership
POM-College Station, LLC, a Texas limited liability company
College Station Partners, Ltd., a Texas limited partnership
Turtle Creek Limited Partnership
CBL RM-Waco, LLC, a Texas limited liability company
Frontier Mall Associates Limited Partnership, a Wyoming limited partnership
Madison Square Associates, Ltd., an Alabama limited partnership
Madison Plaza Associates, Ltd., an Alabama limited partnership
CBL SM-Brownsville, LLC, a Texas limited liability company
Harford Mall Business Trust, a Maryland business trust
River Ridge Mall, LLC, a Virginia limited liability company
Bonita Lakes Mall Limited Partnership, a Mississippi limited partnership
CBL/Low Limited Partnership, a Wyoming limited partnership